EXHIBIT 10.2

EXECUTION COPY

FORM OF SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE MAKER THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS NOTE AND THE NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "PURCHASE AGREEMENT"), AND NO TRANSFER OF THIS SECURITY OR ANY SECURITY INTO WHICH IT IS CONVERTIBLE SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH. THE TRANSFERABILITY OF THIS SECURITY AND ANY SECURITY INTO WHICH IT IS CONVERTIBLE IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT, A COPY OF WHICH WILL BE PROVIDED TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE MAKER.

COMMERCE ONE, INC.

FORM OF SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE

THIS SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE IS MADE AND DELIVERED PURSUANT TO A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF. THIS SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE IS SECURED BY THE COLLATERAL DESCRIBED IN A CERTAIN SECURITY AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "SECURITY AGREEMENT").

December 31, 2003

$4,000,000

FOR VALUE RECEIVED, COMMERCE ONE, INC., a Delaware corporation (the "Maker"), promises to pay to the order of COMVEST INVESTMENT PARTNERS II LLC, a Delaware limited liability company or its registered assigns (the "Holder") on or before a date which shall be the earlier of (i) fifteen (15) months following the Closing Date , (ii) upon a merger or a combination of the Maker or the sale, transfer or other disposition of all or substantially all of the assets of the Maker or the Guarantor (other than the SRM Sale (as defined below), (iii) upon the acquisition of more than Fifty Percent (50%) of the voting power or capital stock of the Maker as a result of the purchase by a single entity, person or "group" within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended, or (iv) one (1) business day before the date on which the Maker pays all or substantially all amounts outstanding under the promissory note due February 22, 2005, payable to PeopleSoft and entered into in connection with the settlement of certain real estate obligations of the Maker (the "Maturity Date") the principal amount of Four Million Dollars ($4,000,000) together with all accrued and unpaid interest thereon, unless this Note is sooner converted in accordance with the terms set forth herein. All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Interest Rate. The unpaid balance of the principal amount of this Note shall accrue simple interest (the "Interest") at a rate (the "Interest Rate") per annum as follows:

Months 1-3 of the Note 6% per annum

Months 4-6 of the Note 7% per annum

Months 7-9 of the Note 8% per annum

Months 10-12 of the Note 9% per annum

Months 13-15 of the Note 10% per annum

Interest shall begin accruing as of the date hereof through the Maturity Date or the date on which this Note is converted, whichever is earlier. Interest shall accrue on a quarterly basis and on the date of a conversion, if applicable, and shall be computed on the basis of a 365-day year, for the actual number of days involved. If an Event of Default (as defined in Section 7 hereof) occurs hereunder and is continuing, the Interest Rate on the then-unpaid balance of the principal amount of this Note shall be increased to Twelve Percent (12%) per annum until such Event of Default has been cured.

2. Payment of Principal Amount and Interest.

(a) In the event this Note has not been converted prior to the Maturity Date, the unpaid principal amount of this Note, together with any accrued and unpaid Interest thereon, shall become due and payable in full on the Maturity Date. Accrued Interest shall be due and payable on a quarterly basis. Such payments shall be made either by wire transfer or by delivery to the Holder of a certified or cashier's check payable to the Holder.

(b) In the event this Note is converted in accordance with the terms hereof prior to the Maturity Date, all accrued and unpaid Interest shall be treated at the time and in the manner provided for in Section 5 hereof.

3. Prepayment.

(a) Optional Prepayment. Notwithstanding the foregoing, at any time after the Closing Date and upon at least ten (10) days prior written notice to the Holder (which notice shall state the principal amount to be prepaid and the proposed prepayment date), the

2

Maker shall have the right to prepay all or any portion of the then-outstanding principal balance of this Note, together with accrued but unpaid Interest thereon, without premium or penalty.

(b) Mandatory Prepayment. The Maker shall be required to prepay all or a portion of the Note, as the case may be, in accordance with the following:

(i) In the event the Maker or the Guarantor receives payments under the Perfect Commerce Note (the "Perfect Commerce Note Payments"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the Perfect Commerce Note Payments (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes);

(ii) In the event the Maker sells and issues any debt and/or equity securities (the "Securities Sale") of the Maker for cash (other than Excluded Securities as defined below), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using Fifty Percent (50%) of the net proceeds received by the Maker from such Securities Sale (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes);

(iii) In the event the Maker or the Guarantor, as applicable, sells, transfers or otherwise disposes of the SRM Business or substantially all of the SRM Assets for cash (expressly including the sale or exclusive license of the source code for the underlying business processes applications of the SRM Business) (in each case, an "SRM Sale"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the net proceeds received by the Maker or the Guarantor, as the case may be, from such SRM Sale (or any lesser portion necessary to repay the then- outstanding principal and interest amounts of the Notes); and

(iv) In the event the Guarantor sells, transfers or otherwise disposes of the whole, but not less than the whole, the Perfect Commerce Note (the "Perfect Commerce Note Sale"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the net proceeds received by the Guarantor from such Perfect Commerce Note Sale (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes).

For the purposes hereof, "SRM Business" shall mean the portion of the Maker's and/or the Guarantor's business that provides supplier relationship management (SRM) business process applications; "SRM Assets" shall mean the tangible and intangible assets of the Guarantor and the Maker used in connection with the development, operation and maintenance of the SRM Business. "Perfect Commerce Note" shall mean the promissory notes, dated January 24, 2003, issued by eScout LLC and eScout Acquisition LLC in favor of the Guarantor, in the aggregate principal amount of Two Million One Hundred Eighty-Two Dollars ($2,000,182); and "Excluded Securities" shall mean equity securities issued pursuant to employee equity plans, agreements or

3

arrangements, or pursuant to the conversion or exercise, as the case may be, of preferred stock, warrants, options or other convertible equity of the Company existing as of the Closing Date.

Any and all prepayments made hereunder shall be made on a pro rata basis between this Note and the Senior Secured Non-Convertible Promissory Note, dated as of even date herewith, issued by the Maker in the principal amount of One Million Dollars ($1,000,000) in favor of DCC Ventures, LLC (the "DCC Note" and together with this Note, the "Notes"). All such prepayments shall be applied to the interest outstanding hereunder prior to their application to the outstanding principal amount hereof. Upon full prepayment of this Note, the Holder shall surrender this Note for cancellation, after which this Note shall be of no further force or effect.

4. Security Interest.

(a) Except for the DCC Note, which shall rank equally with this Note, this Note shall be senior in lien priority to all other indebtedness (existing or future) of the Maker and the Guarantor (other than (i) the Permitted Liens (as defined in the Security Agreement) and (ii) the Cambridge Indebtedness, as set forth in more detail in the Purchase Agreement) This Note, the DCC Note and all other Obligations (as defined in the Security Agreement) shall be secured by a first priority perfected lien and security interest in the SRM Assets and all of Guarantor's rights and obligations under the Perfect Commerce Note, together with all proceeds and products thereof (the "Collateral"), pursuant to the Security Agreement.

(b) The Holder shall release and terminate its security interest in the Collateral in the event the Guarantor or the Maker consummates an SRM Sale in which the Guarantor or the Maker, as the case may be, receives net proceeds equal to at least Four Million Dollars ($4,000,000) (the "SRM Security Interest Release Sale") or a Perfect Commerce Note Sale (the "Perfect Commerce Note Security Interest Release Sale") in which the Guarantor or the Maker, as the case may be, receives net proceeds equal to at least One Million Five Hundred Thousand Dollars ($1,500,000); provided that the Maker shall or shall cause the Guarantor, as applicable, to notify the Holder at least five (5) days prior to the consummation of such SRM Security Interest Release Sale or Perfect Commerce Note Security Interest Release Sale; and provided, further, that Maker or Guarantor, as the case may be, uses all proceeds (or such lesser amount required to repay the Notes) of the SRM Security Interest Release Sale or the Perfect Commerce Note Security Interest Release Sale to repay the Notes within five (5) Business Days immediately following the consummation of such sale.

5. Conversion.

(a) In the event the Maker fails to make any payment when due hereunder (whether on the Maturity Date or upon an Event of Default), the Holder shall have the right to convert (the "Conversion") all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, into shares (the "Conversion Shares") of common stock, par value $.0001 per share of the Maker (the "Common Stock") equal to the number obtained by dividing the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, by the conversion price (the "Conversion Price"), which shall be equal to Ninety-Percent (90%) of the average closing bid price for the

4

five (5) trading days immediately following the later of (i) the date of such default and (ii) the date of issuance of any press release announcing such default; provided, however, that such conversion shall be limited to the extent that the number of Warrant Shares plus the number of Conversion Shares issued or issuable to the Holders shall not exceed an aggregate of 6,653,840 shares of Common Stock (which shall be equal to Nineteen and Nine-Tenths Percent (19.9%) of the outstanding shares of Common Stock, as calculated immediately prior to the Closing (the "Maximum Conversion Amount")). Any principal and Interest amount that remains after the Conversion of up to the Maximum Conversion Amount shall remain due and payable on the books of the Company.

(b) Mechanics of Conversion. Within five (5) Business Days of the Conversion of this Note, the Maker shall issue to the Holder (or to the Holder's designee(s) set forth in the Holder's conversion election) the number of Conversion Shares to which the Holder shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Holder or such designee(s) the certificates representing such Conversion Shares, together with a written calculation in reasonable detail of the number of Conversion Shares issuable upon such exercise. All Conversion Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and nonassessable. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to such fraction multiplied by the per share Conversion Price (as defined above).

(c) Taxes on Conversion. The issuance of certificates for the Conversion Shares upon conversion of this Note shall be made without charge by the Maker to the converting Holder for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder of this Note; provided, however, that neither the Maker shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Holder of this Note, and neither the Maker nor any affiliate of the Maker shall be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Maker or such affiliate of the Maker the amount of such tax or shall have established to the satisfaction of the Maker or such affiliate that such tax has been paid.

(d) Common Stock Reserved. The Maker shall, at all times during which this Note shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note. Alternatively, the Maker shall take all action necessary to cause it to be authorized to issue all necessary securities issuable upon conversion of this Note. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Maker, be validly issued, fully paid and non-assessable.

(e) Legend. Conversion Shares issued pursuant to this Section 5 shall be subject to a stop transfer order and the certificate or certificates evidencing such Conversion Shares shall bear the following legend:

5

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATES SECURITIES LAWS."

6. Adjustments.

(a) Merger, Sale of Assets, etc. In the event the Maker, at any time prior to the Maturity Date or the Conversion, (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Maker with or into another corporation in which the Maker is not the surviving entity, or merges with another corporation in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Maker's properties and assets (other than the SRM Sale) as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately prior to such reorganization, merger, consolidation, sale or transfer.

(b) Declaration of Dividends, Stock Splits, etc. In the event the Maker declares a dividend or distribution of its common stock, or effects a stock split or reverse stock split with respect to its common stock, or issues any shares of its common stock by reclassification of shares of its common stock, the Conversion right of the Maker in effect on the date of such event shall be adjusted proportionately so that the Holder thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of common stock that such Holder would own or be entitled to receive after the happening of any of the events mentioned in this Section 6(b) if this Note had been converted or exchanged immediately prior to the close of business on the date of such event; provided, however that this Section 6(b) shall not apply to the declaration or payment of any dividends with respect to the dividends payable to BayStar Capital II, L.P. ("Baystar") in accordance with the terms of the Certificate of Designations filed by the Maker in connection with the transactions contemplated

6

by that certain Securities Purchase Agreement, dated as of July 10, 2003, by and between Baystar and the Maker.

(c) Written Notice. The Maker shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 6 and provide in such written notice a brief description of the terms and conditions of such transaction.

(d) Minimal Adjustments. No adjustment in a Conversion Price need be made if such adjustment would result in a change in such Conversion Price of less than five cents ($0.05). Any adjustment of less than five cents ($0.05) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of five cents ($0.05) or more in a Conversion Price.

7. Events of Default. This Note shall become due and payable upon any of the following events, herein called "Events of Default":

(a) failure of the Maker to pay the principal amount, interest or any other amounts due under this Note as and when due;

(b) a material breach by the Maker or the Guarantor of, or the material failure by the Maker or the Guarantor to perform, any representation, warranty, covenant or agreement made by the Maker or Guarantor, as the case may be, in this Note, the Purchase Agreement, the Warrant, the Security Agreement, the Pledge Agreement, the Registration Rights Agreement, or any related contained instrument, document or agreement (subject to any applicable cure periods);

(c) application for, or consent to, the appointment of a receiver, trustee or liquidator for the Maker or any of its properties;

(d) filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors;

(e) the entry against the Maker of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days;

(f) with respect to any instrument or agreement for borrowed money to which the Maker is a party, (i) an event of default has occurred and has been declared by any third party to such instrument or agreement, the amount of the declared default exceeds Fifty Thousand Dollars ($50,000), and such third party has accelerated any payments due under such instrument or agreement or (ii) an event of default has occurred and has been declared by any third party to such instrument or agreement, the amount of the declared default exceeds Three Hundred Thousand Dollars ($300,000), and the Maker is not actively disputing such declaration

7

of default after making a good faith determination, with advise of its legal counsel, that such amount is not due and that the Maker has valid and reasonable defenses against non-payment of such amount.

(g) the Maker agrees to pay in full settlement of any litigation, proceeding or action, or a judgment is entered by a court of competent jurisdiction with respect to any litigation, proceeding or action involving the Maker (other than any settlement entered into or judgment entered with respect to obligations incurred by the Maker in the ordinary course of business and which were accrued for on the balance sheet of the Maker in the ordinary course of business), of at least Five Hundred Thousand Dollars ($500,000) in any one instance or One Million One Hundred Thousand Dollars ($1,100,000) in the aggregate, in each case that is not covered by any insurance maintained by the Maker.

8. Transferability. Subject to compliance with applicable federal and state securities laws, this Note shall be transferable solely in accordance with Section 14(a) of the Purchase Agreement. In no event may the Holder assign this Note separate from as assignment of its rights under the Security Agreement. Any such transfer shall be effected by the presentation of this Note to the Maker for transfer, accompanied by a duly completed and executed Assignment Form in the form attached hereto as Exhibit B, and an opinion of counsel of the Holder in form reasonably satisfactory to the Maker that the transfer may be properly made under an exemption from registration under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Any transfer made in violation of this Section 8 shall be void.

9. Definitions. As used in this Note, the following term shall have the following meaning:

"Business Day" shall mean any day except a Saturday, a Sunday, or a legal holiday in the City of New York other than a legal holiday on which the New York Stock Exchange is open for trading on a regular basis.

10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing, and shall be deemed delivered upon personal delivery or facsimile transmission, one (1) business day after being sent via a reputable nationwide overnight courier services, or two (2) business days after deposit in the mail addressed as follows:

If to the Maker:

COMMERCE ONE, INC.
One Market Street
Steuart Tower, Suite 1300
San Francisco, CA 94105
Attention: General Counsel
Facsimile No.: (415) 644-8750

With a copy to:

8

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention: N. Anthony Jeffries, Esq.
Facsimile No.: (650) 493-6811

If to the Holder:

ComVest Investment Partners II LLC
830 Third Avenue
New York, NY 10022
Attention: Carl Kleidman
Facsimile No.: (212) 829-5978

 With a copy to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue, 14th Floor
New York, NY 10166
Attention: Alan I. Annex, Esq.
Facsimile No.: (212) 801-6400

Either party may change by notice the address to which notices to it are to be addressed.

11. Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties.

12. Governing Law. This Note shall be governed by, construed under and interpreted and enforced in accordance with laws of the State of New York, without giving effect to principles of choice of law. Any action or proceeding arising out of or relating to this Note shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the parties and any assignees thereof submits to the personal jurisdiction of the State of New York. The parties hereby irrevocably consents to the exclusive personal jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

13. Remedies. The Maker stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Maker in the performance of or compliance with any of the terms of this Note are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

9

14. Amendments. The terms and provisions of this Note may not be modified, altered or amended except in accordance with Section 9 of the Security Agreement.

15. Headings. The descriptive headings of the several paragraphs of this Note are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

10

IN WITNESS WHEREOF, the Maker has executed this Note and has delivered it to the Holder, on the day and year first above written.

COMMERCE ONE, INC.

By: /s/ Charles Boynton

Name: Charles Boynton

Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

COMMERCE ONE OPERATIONS, INC.

By: /s/ Charles Boynton

Name: Charles Boynton

Title: Chief Financial Officer

11

Exhibit A

FORM OF CONVERSION NOTICE

TO: Commerce One, Inc.

The undersigned owner of the Senior Secured Non-Convertible Promissory Note, dated December ___, 2003 (the "Note"), issued by Commerce One, Inc. (the "Maker") hereby irrevocably exercises the option to convert $_______________ of the principal amount of and accrued and unpaid interest on the Note into Conversion Shares, in accordance with the terms of the Note. The undersigned directs that the Conversion Shares issuable and certificates therefor (to the extent that certificates evidencing Conversion Shares are then being issued by the Maker) deliverable upon the exchange, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.

The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 6 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

Dated: _____________________

Signature: _______________________

Please issue Conversion Shares

to the following individual or entity, if different from above:

Name: ___________________________

Address: ___________________________

___________________________

___________________________

___________________________

(including zip code)

Social Security Number

or EIN Number: ___________________________

12

Exhibit B

ASSIGNMENT

FOR VALUED RECEIVED, the undersigned Holder of the attached Senior Secured Non-Convertible Promissory Note (the "Note") issued by Commerce One, Inc. (the "Maker") hereby sells, assigns and transfers unto the persons below, all right, title and interest of the undersigned in and to the obligations evidenced by the Note, and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to transfer the Note on the books of the Maker with full power of substitution in the premises.

Dated: _________________________

Signature: ________________________

Fill in for new Registration of Note:

_________________________________

Name of Noteholder

Address of Noteholder: __________________________

__________________________

__________________________

13

EXECUTION COPY

FORM OF SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE MAKER THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS NOTE AND THE NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "PURCHASE AGREEMENT"), AND NO TRANSFER OF THIS SECURITY OR ANY SECURITY INTO WHICH IT IS CONVERTIBLE SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH. THE TRANSFERABILITY OF THIS SECURITY AND ANY SECURITY INTO WHICH IT IS CONVERTIBLE IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT, A COPY OF WHICH WILL BE PROVIDED TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE MAKER.

COMMERCE ONE, INC.

FORM OF SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE

THIS SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE IS MADE AND DELIVERED PURSUANT TO A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF. THIS SENIOR SECURED NON-CONVERTIBLE PROMISSORY NOTE IS SECURED BY THE COLLATERAL DESCRIBED IN A CERTAIN SECURITY AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "SECURITY AGREEMENT").

December 31, 2003

$1,000,000

FOR VALUE RECEIVED, COMMERCE ONE, INC., a Delaware corporation (the "Maker"), promises to pay to the order of DCC VENTURES, LLC, a Nevada limited liability company or its registered assigns (the "Holder") on or before a date which shall be the earlier of (i) fifteen (15) months following the Closing Date, (ii) upon a merger or a combination of the Maker or the sale, transfer or other disposition of all or substantially all of the assets of the Maker or the Guarantor (other than the SRM Sale (as defined below), (iii) upon the acquisition of more than Fifty Percent (50%) of the voting power or capital stock of the Maker as a result of the purchase by a single entity, person or "group" within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended, or (iv) one (1) business day before the date on which the Maker pays all or substantially all amounts outstanding under the promissory note due February 22, 2005, payable to PeopleSoft and entered into in connection with the settlement of certain real estate obligations of the Maker (the "Maturity Date") the principal amount of Four Million Dollars ($4,000,000) together with all accrued and unpaid interest thereon, unless this Note is sooner converted in accordance with the terms set forth herein. All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Interest Rate. The unpaid balance of the principal amount of this Note shall accrue simple interest (the "Interest") at a rate (the "Interest Rate") per annum as follows:

Months 1-3 of the Note 6% per annum

Months 4-6 of the Note 7% per annum

Months 7-9 of the Note 8% per annum

Months 10-12 of the Note 9% per annum

Months 13-15 of the Note 10% per annum

Interest shall begin accruing as of the date hereof through the Maturity Date or the date on which this Note is converted, whichever is earlier. Interest shall accrue on a quarterly basis and on the date of a conversion, if applicable, and shall be computed on the basis of a 365-day year, for the actual number of days involved. If an Event of Default (as defined in Section 7 hereof) occurs hereunder and is continuing, the Interest Rate on the then-unpaid balance of the principal amount of this Note shall be increased to Twelve Percent (12%) per annum until such Event of Default has been cured.

2. Payment of Principal Amount and Interest.

(a) In the event this Note has not been converted prior to the Maturity Date, the unpaid principal amount of this Note, together with any accrued and unpaid Interest thereon, shall become due and payable in full on the Maturity Date. Accrued Interest shall be due and payable on a quarterly basis. Such payments shall be made either by wire transfer or by delivery to the Holder of a certified or cashier's check payable to the Holder.

(b) In the event this Note is converted in accordance with the terms hereof prior to the Maturity Date, all accrued and unpaid Interest shall be treated at the time and in the manner provided for in Section 5 hereof.

3. Prepayment.

(a) Optional Prepayment. Notwithstanding the foregoing, at any time after the Closing Date and upon at least ten (10) days prior written notice to the Holder (which notice shall state the principal amount to be prepaid and the proposed prepayment date), the Maker shall have the right to prepay all or any portion of the then-outstanding principal balance of this Note, together with accrued but unpaid Interest thereon, without premium or penalty.

(b) Mandatory Prepayment. The Maker shall be required to prepay all or a portion of the Note, as the case may be, in accordance with the following:

(i) In the event the Maker or the Guarantor receives payments under the Perfect Commerce Note (the "Perfect Commerce Note Payments"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the Perfect Commerce Note Payments (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes);

(ii) In the event the Maker sells and issues any debt and/or equity securities (the "Securities Sale") of the Maker for cash (other than Excluded Securities as defined below), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using Fifty Percent (50%) of the net proceeds received by the Maker from such Securities Sale (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes);

(iii) In the event the Maker or the Guarantor, as applicable, sells, transfers or otherwise disposes of the SRM Business or substantially all of the SRM Assets for cash (expressly including the sale or exclusive license of the source code for the underlying business processes applications of the SRM Business) (in each case, an "SRM Sale"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the net proceeds received by the Maker or the Guarantor, as the case may be, from such SRM Sale (or any lesser portion necessary to repay the then- outstanding principal and interest amounts of the Notes); and

(iv) In the event the Guarantor sells, transfers or otherwise disposes of the whole, but not less than the whole, the Perfect Commerce Note (the "Perfect Commerce Note Sale"), the Maker shall prepay all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, using One Hundred Percent (100%) of the net proceeds received by the Guarantor from such Perfect Commerce Note Sale (or any lesser portion necessary to repay the then-outstanding principal and interest amounts of the Notes).

For the purposes hereof, "SRM Business" shall mean the portion of the Maker's and/or the Guarantor's business that provides supplier relationship management (SRM) business process applications; "SRM Assets" shall mean the tangible and intangible assets of the Guarantor and the Maker used in connection with the development, operation and maintenance of the SRM Business. "Perfect Commerce Note" shall mean the promissory notes, dated January 24, 2003, issued by eScout LLC and eScout Acquisition LLC in favor of the Guarantor, in the aggregate principal amount of Two Million One Hundred Eighty-Two Dollars ($2,000,182); and "Excluded Securities" shall mean equity securities issued pursuant to employee equity plans, agreements or arrangements, or pursuant to the conversion or exercise, as the case may be, of preferred stock, warrants, options or other convertible equity of the Company existing as of the Closing Date.

Any and all prepayments made hereunder shall be made on a pro rata basis between this Note and the Senior Secured Non-Convertible Promissory Note, dated as of even date herewith, issued by the Maker in the principal amount of Four Million Dollars ($4,000,000) in favor of ComVest Investment Partners II LLC (the "ComVest Note" and together with this Note, the "Notes"). All such prepayments shall be applied to the interest outstanding hereunder prior to their application to the outstanding principal amount hereof. Upon full prepayment of this Note, the Holder shall surrender this Note for cancellation, after which this Note shall be of no further force or effect.

4. Security Interest.

(a) Except for the ComVest Note, which shall rank equally with this Note, this Note shall be senior in lien priority to all other indebtedness (existing or future) of the Maker and the Guarantor (other than (i) the Permitted Liens (as defined in the Security Agreement) and (ii) the Cambridge Indebtedness, as set forth in more detail in the Purchase Agreement) This Note, the ComVest Note and all other Obligations (as defined in the Security Agreement) shall be secured by a first priority perfected lien and security interest in the SRM Assets and all of Guarantor's rights and obligations under the Perfect Commerce Note, together with all proceeds and products thereof (the "Collateral"), pursuant to the Security Agreement.

(b) The Holder shall release and terminate its security interest in the Collateral in the event the Guarantor or the Maker consummates an SRM Sale in which the Guarantor or the Maker, as the case may be, receives net proceeds equal to at least Four Million Dollars ($4,000,000) (the "SRM Security Interest Release Sale") or a Perfect Commerce Note Sale (the "Perfect Commerce Note Security Interest Release Sale") in which the Guarantor or the Maker, as the case may be, receives net proceeds equal to at least One Million Five Hundred Thousand Dollars ($1,500,000); provided that the Maker shall or shall cause the Guarantor, as applicable, to notify the Holder at least five (5) days prior to the consummation of such SRM Security Interest Release Sale or Perfect Commerce Note Security Interest Release Sale; and provided, further, that Maker or Guarantor, as the case may be, uses all proceeds (or such lesser amount required to repay the Notes) of the SRM Security Interest Release Sale or the Perfect Commerce Note Security Interest Release Sale to repay the Notes within five (5) Business Days immediately following the consummation of such sale.

5. Conversion.

(a) In the event the Maker fails to make any payment when due hereunder (whether on the Maturity Date or upon an Event of Default), the Holder shall have the right to convert (the "Conversion") all or a portion of the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, into shares (the "Conversion Shares") of common stock, par value $.0001 per share of the Maker (the "Common Stock") equal to the number obtained by dividing the then-outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon, by the conversion price (the "Conversion Price"), which shall be equal to Ninety-Percent (90%) of the average closing bid price for the five (5) trading days immediately following the later of (i) the date of such default and (ii) the date of issuance of any press release announcing such default; provided, however, that such conversion shall be limited to the extent that the number of Warrant Shares plus the number of Conversion Shares issued or issuable to the Holders shall not exceed an aggregate of 6,653,840 shares of Common Stock (which shall be equal to Nineteen and Nine-Tenths Percent (19.9%) of the outstanding shares of Common Stock, as calculated immediately prior to the Closing (the "Maximum Conversion Amount")). Any principal and Interest amount that remains after the Conversion of up to the Maximum Conversion Amount shall remain due and payable on the books of the Company.

(b) Mechanics of Conversion. Within five (5) Business Days of the Conversion of this Note, the Maker shall issue to the Holder (or to the Holder's designee(s) set forth in the Holder's conversion election) the number of Conversion Shares to which the Holder shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Holder or such designee(s) the certificates representing such Conversion Shares, together with a written calculation in reasonable detail of the number of Conversion Shares issuable upon such exercise. All Conversion Shares issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and nonassessable. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to such fraction multiplied by the per share Conversion Price (as defined above).

(c) Taxes on Conversion. The issuance of certificates for the Conversion Shares upon conversion of this Note shall be made without charge by the Maker to the converting Holder for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder of this Note; provided, however, that neither the Maker shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Holder of this Note, and neither the Maker nor any affiliate of the Maker shall be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Maker or such affiliate of the Maker the amount of such tax or shall have established to the satisfaction of the Maker or such affiliate that such tax has been paid.

(d) Common Stock Reserved. The Maker shall, at all times during which this Note shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note. Alternatively, the Maker shall take all action necessary to cause it to be authorized to issue all necessary securities issuable upon conversion of this Note. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Maker, be validly issued, fully paid and non-assessable.

(e) Legend. Conversion Shares issued pursuant to this Section 5 shall be subject to a stop transfer order and the certificate or certificates evidencing such Conversion Shares shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATES SECURITIES LAWS."

6. Adjustments.

(a) Merger, Sale of Assets, etc. In the event the Maker, at any time prior to the Maturity Date or the Conversion, (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Maker with or into another corporation in which the Maker is not the surviving entity, or merges with another corporation in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Maker's properties and assets (other than the SRM Sale) as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately prior to such reorganization, merger, consolidation, sale or transfer.

(b) Declaration of Dividends, Stock Splits, etc. In the event the Maker declares a dividend or distribution of its common stock, or effects a stock split or reverse stock split with respect to its common stock, or issues any shares of its common stock by reclassification of shares of its common stock, the Conversion right of the Maker in effect on the date of such event shall be adjusted proportionately so that the Holder thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of common stock that such Holder would own or be entitled to receive after the happening of any of the events mentioned in this Section 6(b) if this Note had been converted or exchanged immediately prior to the close of business on the date of such event; provided, however that this Section 6(b) shall not apply to the declaration or payment of any dividends with respect to the dividends payable to BayStar Capital II, L.P. ("Baystar") in accordance with the terms of the Certificate of Designations filed by the Maker in connection with the transactions contemplated by that certain Securities Purchase Agreement, dated as of July 10, 2003, by and between Baystar and the Maker.

(c) Written Notice. The Maker shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 6 and provide in such written notice a brief description of the terms and conditions of such transaction.

(d) Minimal Adjustments. No adjustment in a Conversion Price need be made if such adjustment would result in a change in such Conversion Price of less than five cents ($0.05). Any adjustment of less than five cents ($0.05) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of five cents ($0.05) or more in a Conversion Price.

7. Events of Default. This Note shall become due and payable upon any of the following events, herein called "Events of Default":

(a) failure of the Maker to pay the principal amount, interest or any other amounts due under this Note as and when due;

(b) a material breach by the Maker or the Guarantor of, or the material failure by the Maker or the Guarantor to perform, any representation, warranty, covenant or agreement made by the Maker or Guarantor, as the case may be, in this Note, the Purchase Agreement, the Warrant, the Security Agreement, the Pledge Agreement, the Registration Rights Agreement, or any related contained instrument, document or agreement (subject to any applicable cure periods);

(c) application for, or consent to, the appointment of a receiver, trustee or liquidator for the Maker or any of its properties;

(d) filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors;

(e) the entry against the Maker of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days;

(f) with respect to any instrument or agreement for borrowed money to which the Maker is a party, (i) an event of default has occurred and has been declared by any third party to such instrument or agreement, the amount of the declared default exceeds Fifty Thousand Dollars ($50,000), and such third party has accelerated any payments due under such instrument or agreement or (ii) an event of default has occurred and has been declared by any third party to such instrument or agreement, the amount of the declared default exceeds Three Hundred Thousand Dollars ($300,000), and the Maker is not actively disputing such declaration of default after making a good faith determination, with advise of its legal counsel, that such amount is not due and that the Maker has valid and reasonable defenses against non-payment of such amount.

(g) the Maker agrees to pay in full settlement of any litigation, proceeding or action, or a judgment is entered by a court of competent jurisdiction with respect to any litigation, proceeding or action involving the Maker (other than any settlement entered into or judgment entered with respect to obligations incurred by the Maker in the ordinary course of business and which were accrued for on the balance sheet of the Maker in the ordinary course of business), of at least Five Hundred Thousand Dollars ($500,000) in any one instance or One Million One Hundred Thousand Dollars ($1,100,000) in the aggregate , in each case that is not covered by any insurance maintained by the Maker.

8. Transferability. Subject to compliance with applicable federal and state securities laws, this Note shall be transferable solely in accordance with Section 14(a) of the Purchase Agreement. In no event may the Holder assign this Note separate from as assignment of its rights under the Security Agreement. Any such transfer shall be effected by the presentation of this Note to the Maker for transfer, accompanied by a duly completed and executed Assignment Form in the form attached hereto as Exhibit B, and an opinion of counsel of the Holder in form reasonably satisfactory to the Maker that the transfer may be properly made under an exemption from registration under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Any transfer made in violation of this Section 8 shall be void.

9. Definitions. As used in this Note, the following term shall have the following meaning:

"Business Day" shall mean any day except a Saturday, a Sunday, or a legal holiday in the City of New York other than a legal holiday on which the New York Stock Exchange is open for trading on a regular basis.

10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing, and shall be deemed delivered upon personal delivery or facsimile transmission, one (1) business day after being sent via a reputable nationwide overnight courier services, or two (2) business days after deposit in the mail addressed as follows:

If to the Maker:

COMMERCE ONE, INC.
One Market Street
Steuart Tower, Suite 1300
San Francisco, CA 94105
Attention: General Counsel
Facsimile No.: (415) 644-8750

With a copy to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention: N. Anthony Jeffries, Esq.
Facsimile No.: (650) 493-6811

If to the Holder:

DCC Ventures, LLC
3960 Howard Hughes Parkway, Fifth Floor
Las Vegas, NV 89109
Attention: M. Davies

 With a copy to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue, 14th Floor
New York, NY 10166
Attention: Alan I. Annex, Esq.
Facsimile No.: (212) 801-6400

Either party may change by notice the address to which notices to it are to be addressed.

11. Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties.

12. Governing Law. This Note shall be governed by, construed under and interpreted and enforced in accordance with laws of the State of New York, without giving effect to principles of choice of law. Any action or proceeding arising out of or relating to this Note shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the parties and any assignees thereof submits to the personal jurisdiction of the State of New York. The parties hereby irrevocably consents to the exclusive personal jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

13. Remedies. The Maker stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Maker in the performance of or compliance with any of the terms of this Note are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Amendments. The terms and provisions of this Note may not be modified, altered or amended except in accordance with Section 9 of the Security Agreement.

15. Headings. The descriptive headings of the several paragraphs of this Note are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Maker has executed this Note and has delivered it to the Holder, on the day and year first above written.

COMMERCE ONE, INC.

By:  /s/ Charles Boynton

Name: Charles Boynton

Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

COMMERCE ONE OPERATIONS, INC.

By: /s/ Charles Boynton

Name: Charles Boynton

Title: Chief Financial Officer

Exhibit A

FORM OF CONVERSION NOTICE

TO: Commerce One, Inc.

The undersigned owner of the Senior Secured Non-Convertible Promissory Note, dated December ___, 2003 (the "Note"), issued by Commerce One, Inc. (the "Maker") hereby irrevocably exercises the option to convert $_______________ of the principal amount of and accrued and unpaid interest on the Note into Conversion Shares, in accordance with the terms of the Note. The undersigned directs that the Conversion Shares issuable and certificates therefor (to the extent that certificates evidencing Conversion Shares are then being issued by the Maker) deliverable upon the exchange, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.

The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 6 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

Dated: _____________________

Signature: _______________________

Please issue Conversion Shares

to the following individual or entity, if different from above:

Name: ___________________________

Address: ___________________________

___________________________

___________________________

___________________________

(including zip code)

Social Security Number

or EIN Number: ___________________________

Exhibit B

ASSIGNMENT

FOR VALUED RECEIVED, the undersigned Holder of the attached Senior Secured Non-Convertible Promissory Note (the "Note") issued by Commerce One, Inc. (the "Maker") hereby sells, assigns and transfers unto the persons below, all right, title and interest of the undersigned in and to the obligations evidenced by the Note, and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to transfer the Note on the books of the Maker with full power of substitution in the premises.

Dated: _________________________

Signature: ________________________

Fill in for new Registration of Note:

_________________________________

Name of Noteholder

Address of Noteholder: __________________________

__________________________

__________________________